Exhibit 99.1

RMR IP, INC.

9595 Wilshire Blvd., Suite 310

Beverly Hills, CA 90212

Report of Independent Registered Public Accounting Firm and

Audited Financial Statements

As of January 31, 2015 and for the period from

October 15, 2014 (inception) through January 31, 2015

RMR IP, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

RMR IP, Inc.

We have audited the accompanying balance sheet of RMR IP, Inc. as of January 31, 2015, and the related statements of operations, member’s deficit and cash flows for the period from October 15, 2014 (date of inception) through January 31, 2015. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RMR IP, Inc.as of January 31, 2015, and the results of its operations and its cash flows for the period from October 15, 2014 (date of inception) through January 31, 2015 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered losses, a working capital deficit, and has negative cash flows from operations. This raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters also are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Hein & Associates LLP

Irvine, California
February 27, 2015

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RMR IP INCORPORATED

Balance Sheet

January 31,
2015
Assets
Cash	$1,767
Current assets	1,767

Intangible assets, net	12,463
Total assets	$14,230

Liabilities and stockholders' equity
Accounts payable, related parties	$174,984
Accrued liabilities, related parties	245,000
Total liabilities	419,984

Stockholders' deficit:
Preferred stock, $0.0001 par value, 50,000,000 shares authorized and none issued and outstanding
Class A common stock, $0.0001 par value, 100,000,000 shares authorized, 35,785,858 shares issued and outstanding	3,579
Class B common stock, $0.0001 par value, 450,000,000 shares authorized, 8,614,142 shares issued and outstanding	861
Common stock subscribed, not issued	(3,031)
Additional paid in capital	358
Accumulated deficit	(407,521)
Total stockholders' deficit	(405,754)
Total liabilities and stockholders' deficit	$14,230

The accompanying notes are an integral part of these financial statements.

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RMR IP, INCORPORATED

Statement of Operations and Comprehensive Loss

Period from October 15, 2014 (inception) through January 31,
2015
Operating expenses:
Selling, general, and administrative	$407,521
Loss from operations	(407,521)
Other income and expense	—
Loss before income tax provision	(407,521)
Income tax provision	—
Net loss and comprehensive loss	$(407,521)

Net loss per share, basic and diluted	$(0.50)
Basic and diluted weighted average shares outstanding	822,222

The accompanying notes are an integral part of these financial statements.

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RMR IP, INCORPORATED

Statement of Stockholders’ Equity

	Common Stock		Common Stock		Additional	Common
	Class A		Class B		Paid-in	Stock	Accumulated
	Shares	Amount	Shares	Amount	Capital	Subscribed	Deficit	Total

Balance, October 15, 2014	-	$-	-	$-	$-	$-	$-	$-

Issuance of common stock through subscription	35,785,858	3,579	8,614,142	861	358	(3,031)	-	1,767

Net loss for the period ended January 31, 2015	-	-	-	-	-	-	(407,521)	(407,521)

Balance, January 31, 2015	35,785,858	$3,579	8,614,142	$861	$358	$(3,031)	$(407,521)	$(405,754)

See accompanying notes to financial statements.

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RMR IP, INCORPORATED

Statement of Cash Flows

Period from October 15, 2014 (inception) through January 31, 2015

Cash flows from operating activities:
Net loss	$(407,521)
Amortization expense	11,912
Adjustments to reconcile net loss to net cash provided by operating activities:
Accounts payable, related parties	174,984
Accrued liabilities	245,000
Net cash provided by operating activities	24,375

Purchase of intangible asset	(24,375)
Net cash used in investing activities	(24,375)

Proceeds from issuance of common stock	1,767
Net cash provided by financing activities	1,767

Net increase in cash	1,767
Cash at beginning of period	—
Cash at end of period	$1,767

Supplemental disclosures of cash flow information:
Cash paid for interest	$—
Cash paid for income taxes	$—

Supplemental disclosure of non-cash transactions:

During the period ended January 31, 2015, the Company issued 26,286,201 shares of Class A and 1,390,000 shares of Class B common stock under subscription agreements valued at $3,031.

The accompanying notes are an integral part of these financial statements.

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RMR IP, INCORPORATED

Notes to Financial Statements

1. Organization and Basis of Presentation

RMR IP (the “Company”) was incorporated on October 15, 2014 as a Nevada corporation. RMR IP was formed to acquire and consolidate complimentary industrial commodity assets through capitalizing on the volatile oil market, down cycles in commodity markets, and other ancillary opportunities. Typically these assets are the core manufacturer and supplier of specific bulk commodity minerals, chemicals and petrochemicals distributed to the global manufacturing industry. The Company’s consolidation strategy is to assemble a portfolio of mature and value-add industrial commodities businesses to generate scalable enterprises with a large portfolio of products and services addressing a common and stable customer base. The Company is focused on managing the supply chain in order to offer a large and diverse set of products and services.

The cash flows generated by the businesses that we will operate will provide us with the ability to pursue further acquisitions in order to build on our existing segments, or to establish a new business platform for future growth. We plan to employ a disciplined approach to identify and evaluate potential acquisitions, only pursuing those that meet our financial and strategic criteria. We believe our discipline throughout the acquisition process will maximize the chances of long-term success. At January 31, 2015, the Company had cash of $1,767, and a working capital deficit of $418,217. Successful transition to attaining profitable operations is dependent upon achieving a level of revenues adequate to support the Company’s cost structure.

The Company’s net loss and working capital deficit raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The financial statements for the period from October 15, 2014 (inception) through January 31, 2015 do not include any adjustments to reflect the possible future effects of the recoverability and classification of assets or the amounts and classification of liabilities that may result from uncertainty related to the Company’s ability to continue as a going concern. The Company may never become profitable, or if it does, it may not be able to sustain profitability on a recurring basis.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP.

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RMR IP, INC.
Notes to Financial Statements

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates, judgments, and assumptions that impact the reported amounts of assets, liabilities, and expenses, and disclosure of contingent assets and liabilities in the financial statements and accompanying notes. Actual results could materially differ from those estimates. Management considers many factors in selecting appropriate financial accounting policies and controls, and in developing the estimates and assumptions that are used in the preparation of these financial statements. Management must apply significant judgment in this process. In addition, other factors may affect estimates, including: expected business and operational changes, sensitivity and volatility associated with the assumptions used in developing estimates, and whether historical trends are expected to be representative of future trends. The estimation process may yield a range of potentially reasonable estimates of the ultimate future outcomes and management must select an amount that falls within that range of reasonable estimates. Although these estimates are based on the Company’s knowledge of current events and actions it may undertake in the future, actual results may ultimately materially differ from those estimated amounts and assumptions used in the preparation of the financial statements.

Segment Reporting

Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision-maker in making decisions regarding resource allocation and assessing performance. The Company views its operations and manages its business as one operating segment.

Cash and Cash Equivalents

The Company considers all highly liquid securities with original maturities of three months or less at the date of purchase to be cash equivalents. As of January 31, 2015, the Company had cash of $1,767 and no cash equivalents. The Company occasionally maintains cash balances in excess of amounts insured by the Federal Deposit Insurance Corporation (“FDIC”). The amounts are held with major financial institutions and are monitored by management to mitigate credit risk.

Intangible Assets

Intangible assets are stated at cost and consist of an option contract. Amortization is computed on the straight-line method over the estimated useful or contractual life of these assets, whichever is shorter. Intangible assets consist of the following:

January 31, 2015
(Unaudited)
Option Contract	$24,375
Accumulated Amortization	(11,912)
Option Contract, Net	$12,463

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RMR IP, INC.
Notes to Financial Statements

Impairment of Long-Lived Assets

The Company evaluates long-lived assets for impairment whenever events or changes in circumstances indicate the carrying value may not be recoverable. Factors considered include:

•	Significant changes in the operational performance or manner of use of acquired assets or the strategy for our overall business,

•	Significant negative market conditions or economic trends, and

•	Significant technological changes or legal factors which may render the asset obsolete.

The Company evaluated long-lived assets based upon an estimate of future undiscounted cash flows. Recoverability of these assets is measured by comparing the carrying value to the future net undiscounted cash flows expected to be generated by the asset. An impairment loss is recognized when the carrying value exceeds the undiscounted future cash flows estimated to result from the use and eventual disposition of the asset. Future net undiscounted cash flows include estimates of future revenues and expenses which are based on projected growth rates. The Company continually uses judgment when applying these impairment rules to determine the timing of the impairment tests, the undiscounted cash flows used to assess impairments and the fair value of a potentially impaired asset.

Fair Value Measurements

The fair value of a financial instrument is the amount that could be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Financial assets are marked to bid prices and financial liabilities are marked to offer prices. Fair value measurements do not include transaction costs. A fair value hierarchy is used to prioritize the quality and reliability of the information used to determine fair values. Categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fair value hierarchy is defined into the following three categories:

- Level 1: Quoted market prices in active markets for identical assets or liabilities

- Level 2: Observable market-based inputs or inputs that are corroborated by market data

- Level 3: Unobservable inputs that are not corroborated by market data

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RMR IP, INC.
Notes to Financial Statements

Net Loss per Common Share

Basic net loss per common share is calculated by dividing the net loss attributable to common stockholders by the weighted average number of common shares outstanding during the period, without consideration for the potentially dilutive effects of converting stock options or restricted stock purchase rights outstanding. Diluted net loss per common share is calculated by dividing the net loss attributable to common stockholders by the weighted average number of common shares outstanding during the period and the potential dilutive effects of stock options or restricted stock purchase rights outstanding during the period determined using the treasury stock method. There are no such anti-dilutive common share equivalents outstanding as January 31, 2015 which were excluded from the calculation of diluted loss per common share.

Income Taxes

The Company accounts for income taxes under the asset and liability method, which requires, among other things, that deferred income taxes be provided for temporary differences between the tax bases of the Company's assets and liabilities and their financial statement reported amounts. Under this method, deferred tax assets and liabilities are determined on the basis of the differences between the financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

A valuation allowance is recorded by the Company when it is more likely than not that some portion or all of a deferred tax asset will not be realized. In making such a determination, management considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, and ongoing prudent and feasible tax planning strategies in assessing the amount of the valuation allowance. When the Company establishes or reduces the valuation allowance against its deferred tax assets, its provision for income taxes will increase or decrease, respectively, in the period such determination is made.

Additionally, the Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. The tax benefit recognized in the financial statements for a particular tax position is based on the largest benefit that is more likely than not to be realized upon settlement. Accordingly, the Company establishes reserves for uncertain tax positions. The Company has not recognized interest or penalties in its statement of operations and comprehensive loss since inception.

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RMR IP, INC.
Notes to Financial Statements

Recent Accounting Pronouncements

The Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. The amendments require management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management’s plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). The amendments in this Update are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter.

The Financial Accounting Standards Board recently issued ASU 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation, which eliminates the financial reporting distinction of being a development stage entity within U.S. generally accepted accounting principles. Accordingly, the ASU eliminates the incremental requirements for development stage entities to (a) present inception-to-date information in the statements of income, cash flows and shareholder’s equity, (b) label the financial statements as those of a development stage entity, (c) disclose a description of the development stage activities in which the entity is engaged and (d) disclose in the first year in which the development stage entity that in prior years it had been in the development stage. The amendments related to the elimination of inception-to-date information should be applied retrospectively. For public business entities, those amendments are effective for annual reporting periods beginning after December 15, 2014, and interim periods therein. Early application of each of these amendments is permitted for any annual reporting period or interim period for which the entity’s financials statements has not yet been issued. The Company has elected early application of these amendments in these financial statements.

Management believes recently issued accounting pronouncements will have no impact on the financial statements of the Company.

3. Transactions with Related Parties

Since inception, the Company accrued $174,984 in amounts owed to related parties for services performed or reimbursement of costs on behalf of the Company. In addition, the Company has accrued $245,000 for unpaid officers’ compensation expense in accordance with consulting agreements with our Chief Executive Officer and President. Under the terms of each consulting agreement, each consultant shall serve as an executive officer to the Company and receive monthly compensation of $35,000. The consulting agreements may be terminated by either party for breach or upon thirty days prior written notice.

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RMR IP, INC.
Notes to Financial Statements

4. Intangible Assets

The Company obtained an Option Agreement from RMR Holdings, Inc. with the Colorado School of Mines (“CSM”), which grants the Company an exclusive nine month option period to obtain an exclusive license for any patent rights owned by CSM. The Company paid RMR Holdings, Inc. $24,375 which represented the approximate carrying value of RMR Holdings, Inc. at October 15, 2014, for an exclusive period which expires on May 25, 2015, to evaluate CSM’s existing patent rights, technology and market potential. The Company may extend the Option Agreement for two (2) three month periods in exchange for a $3,000 extension fee per each patent or patent application. The value of the Option Agreement will be amortized on a straight-line basis over the term of the exclusivity period.

5. Stockholders' Deficit

Preferred Stock

The Company has authorized 50,000,000 shares of preferred stock for issuance. At January 31, 2015, no preferred stock was issued and outstanding.

Common Stock

The Company has authorized 600,000,000 shares of capital stock for issuance, including 100,000,000 shares of Class A Common Stock, 450,000,000 shares of Class B Common Stock and 50,000,000 shares of Preferred Stock. At January 31, 2015, the Company had 35,785,858 and 8,612,142 shares issued and outstanding of Class A Common Stock and Class B Common Stock, respectively.

The holders of Class A Common Stock will have the right to vote on all matters on which stockholders have the right to vote. The holders of Class B Common Stock will have the right to vote solely on matters where the vote of such holders is explicitly required under Nevada law.  The holders of Class A Common Stock and Class B Common stock will have equal distribution rights, provided that distributions in securities shall be made in either identical securities or securities with similar voting characteristics.  The holders of Class A Common Stock and Class B Common Stock will be entitled to receive identical per-share consideration upon a merger, conversion or exchange of the Company with another entity, and will have equal rights upon dissolutions, liquidation or winding-up.

Common Stock Subscription

During the period ended January 31, 2015, the Company issued 27,676,201 shares for stock subscriptions receivable of $3,030 in accordance with subscription agreements executed prior to January 31, 2015. As of the date of this report, the subscriptions receivable had not been satisfied through the receipt of cash for shares issued.

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RMR IP, INC.
Notes to Financial Statements

6. Income Taxes

There is no provision for income taxes because the Company has incurred operating losses since inception. At January 31, 2015, the Company has concluded that it is more likely than not that the Company may not realize the benefit of its deferred tax assets due to losses generated and uncertainties surrounding its ability to generate future taxable income. Accordingly, the net deferred tax assets have been fully reserved.

Net deferred tax assets consist of the following components:

January 31, 2015
Deferred tax asset:
Net operating loss carry forwards	$(142,632)
Valuation allowance	142,632
Net deferred tax asset	$-

The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income statutory tax rates to pretax income (loss) from continuing operations as follows:

January 31, 2015

Tax benefit at statutory rates	$(142,632)
Change in valuation allowance	142,632
Net provision for income taxes	$-

The Company has accumulated net operating loss carryovers of approximately $407,521 as of January 31, 2015 which are available to reduce future taxable income.  Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards for federal income tax reporting purposes may be subject to annual limitations. A change in ownership may limit the utilization of the net operating loss carry forwards in future years. The tax losses begin to expire in 2033.

7. Subsequent Events

On February 1, 2015, RMR, IP entered into a management services agreement with Industrial Management LLC (“IM”), to provide services to RMR, IP and affiliated entities, which include assistance in operational and administrative matters, identifying, analyzing, and structuring growth initiatives, and potential strategic acquisitions. As compensation for these services, RMR, IP will pay to IM an annual cash management fee in an amount equal to the greater of 2% of the Company’s annual gross revenues or $1,000,000, and a development fee with respect to any capital project incurred by RMR IP equal to 2% of total project costs. In addition, IM has the option to be assigned all available royalties from RMR IP’s mineral holdings, leases or interests greater than 75% of net revenue interests for all mineral rights or production of minerals. At IM’s sole discretion, it may choose to accept a preferred convertible security with a 15% dividend accruing quarterly in lieu of cash for some or all of the annual management fee, development fee and royalty assignments. Such preferred convertible securities shall be convertible into either Class A Common Stock or Class B Common Stock (as applicable) at a conversion price equal to fifty percent of the market price of the applicable Class B Common Stock on the day prior to the date of issuance. In connection with the management services agreement with IM, RMR IP entered into a registration rights agreement which requires RMR IP to register for resale any securities issued as consideration under the management services agreement.

On February 27, 2015 (the “Closing Date”), the Company RMR Industrials, Inc. (“RMRI”), a Nevada corporation, entered into and consummated a merger transaction pursuant to an Agreement and Plan of Merger dated February 27, 2015 (the “Merger Agreement”) by and among the Company, RMR Industrials, Inc. (“RMRI”), a Nevada corporation and OLYB Acquisition Corporation, a Nevada corporation and wholly owned subsidiary of RMRI (“Merger Sub”). In accordance with the terms of Merger Agreement, on the Closing Date, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as our wholly owned subsidiary. The Merger Agreement includes customary representations, warranties and covenants made by the Company, Merger Sub and RMR IP as of specific dates. For financial reporting purposes, the Merger represents a “reverse merger” rather than a business combination and the Company is deemed to be the accounting acquirer in the transaction.

On February 26, 2015, the Company’s 2015 Equity Incentive Plan (the “Plan”) has been approved and adopted by the Company.

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